UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 19, 2004
                        ---------------------------------
                        (Date of earliest event reported)

                             CGI HOLDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                        Nevada                   33-19980-D
           -------------------------------  ----------------------
           (State or other jurisdiction of   (Commission File No.)
                    incorporation)


                                   87-0450450
                       ---------------------------------
                       (IRS Employer Identification No.)


                             100 North Waukegan Road
                                    Suite 100
                           Lake Bluff, Illinois 60044
                   -----------------------------------------
                    (Address of Principal Executive Offices)

                                 (847) 615-2890
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CGI Holding Corporation, a Nevada corporation (the "Company") is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K filed on August 25, 2004 (SEC File No. 33-19980-D), and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of WebCapades, Inc. Item 9.01 of this Current Report on Form 8-K/A contains the supplemental financial information. The Company also wishes to report the appointment of Mr. Jody Brown as the Company's Chief Financial Officer under Item 5.02.


Item 5.02 departure of directors or principal officers; election of directors; appointment of principal officers.

(c) Appointment of Officers.

Jody Brown was appointed as the Chief Financial Officer of the Company, effective November 1, 2004. The Company's WebSourced, Inc. subsidiary hired Mr. Brown to serve as its Chief Financial Officer on August 18, 2004. Mr. Brown formerly was a partner with Poulos & Bayer, Chicago, Illinois, the prior independent auditors of the Company, where he served from September 1995 to August 2004. Mr. Brown was granted a warrant to purchase 41,431 shares of the Company's $0.001 par value per share common stock, at a purchase price of $2.05 per share, which vests August 18, 2005. Although Mr. Brown does not have an employment agreement with the Company his current base salary is $135,000 per year.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

Attached hereto are the balance sheet of WebCapades, Inc. as of June 30, 2003 and the related statements of retained earnings, profit and loss and cash flows for the six month period ended June 30, 2003.

(b) Pro Forma Financial Information.

Attached hereto are the pro forma balance sheet as of June 30, 2004 and the pro forma statements of profit and loss for the twelve month period ended December 31, 2003 and the six month period ended June 30, 2004.

This Current Report on Form 8-K/A and attachments hereto contain forward-looking statements. These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward looking statements represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.


         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 4, 2004

CGI HOLDING CORPORATION.

By:   /s/ Gerard M. Jacobs
    -------------------------------------------------
Name:     Gerard M. Jacobs
Title:    President and Chief Executive Officer

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


                                WEBCAPADES, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2003

                                     ASSETS

CURRENT ASSETS
   Cash                                            $859,126
   Prepaid Expenses                                 113,513
                                                  ----------
TOTAL CURRENT ASSETS                                            $972,639

PROPERTY & EQUIPMENT
   Cost Basis                                      $260,540
   Less: Accumulated Depreciation                    72,761
                                                  ----------
NET PROPERTY & EQUIPMENT                                         187,779

OTHER ASSETS
   Notes Receivable                                  75,000
   Restricted Cash                                  100,000
                                                  ----------
TOTAL OTHER ASSETS                                               175,000
                                                              -----------
TOTAL ASSETS                                                  $1,335,418
                                                              ===========

                                     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
   Accounts Payable                                  $16,695
   Deferred Revenue                                  175,517
   Accrued Expenses                                   53,243
                                                  ----------
TOTAL CURRENT LIABILITIES                                       $245,454

OTHER LIABILITIES
   Deposits                                                        1,299

STOCKHOLDER'S EQUITY
   Common Stock (1,000 shares authorized, 1,000       $1,000
   shares issued and outstanding, $1.00 par value)
   Retained Earnings                               1,087,665
                                                  ----------
TOTAL STOCKHOLDER'S EQUITY                                     1,088,665
                                                              -----------
TOTAL LIABILITIES AND STCOKHOLDER'S EQUITY                    $1,335,418
                                                              ===========

                                WEBCAPADES, INC.
                         STATEMENT OF RETAINED EARNINGS
                         SIX MONTHS ENDED JUNE 30, 2003

BALANCE:  JANUARY 1                                            $439,648

NET PROFIT                                                      993,018

DISTRIBUTION TO SHAREHOLDER                                    (345,000)
                                                             -----------
BALANCE:  JUNE 30                                            $1,087,665
                                                             ===========


                                WEBCAPADES, INC.
                          STATEMENT OF PROFIT AND LOSS
                         SIX MONTHS ENDED JUNE 30, 2003


                                                AMOUNT          PERCENT

SALES                                        $1,985,761         100.00%

COST OF SALES                                   286,460          14.43%
                                             ----------        ---------
GROSS PROFIT                                 $1,699,302          85.57%

OPERATING EXPENSES                              711,197          35.81%
                                             ----------        ---------
NET PROFIT BEFORE OTHER INCOME                 $988,104          49.76%

OTHER INCOME                                      4,913           0.25%
                                             ----------        ---------
NET PROFIT                                     $993,018          50.01%
                                             ==========        =========

                                WEBCAPADES, INC.
                             STATEMENT OF CASH FLOWS
                         SIX MONTHS ENDED JUNE 30. 2003

CASH FLOWS FROM OPERATING ACTIVITIES
      Net Profit                                        $993,018
      Non-Cash Items Included in Net Profit
         Depreciation                                     24,000
      Other Changes:
      Prepaid Expenses                                   120,495
      Accounts Payable                                     3,717
      Deferred Revenue                                    61,323
      Accrued Expenses                                   (57,894)
      Security Deposit                                     1,299
                                                       ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                           $1,145,956

CASH FLOWS FROM INVESTING ACTIVITIES
      Fixed Assets Acquired                                            ($6,530)

CASH FLOWS FROM FINANCING ACTIVITIES
      Distribution to Shareholder                                     (345,000)
                                                                   ------------
NET CASH CHANGE                                                       $794,426

CASH BALANCE:  JANUARY 1                                               164,700
                                                                   ------------
CASH BALANCE:  JUNE 30                                                $959,126
                                                                   ============
Supplemental Information
      Interest Paid                                                         $0
      Income Taxes Paid                                                      0

(b)  PRO FORMA FINANCIAL INFORMATION.

                          CGI HOLDING CORPORATION, INC.
                             PRO FORMA BALANCE SHEET
                                  JUNE 30, 2004

                                                        Pro Forma        Total
                                     CGI     WebCapades  Adjustments
                                  ---------- ---------- ------------ -----------
CURRENT ASSETS
Cash                               1,269,539   868,962     435,604    2,574,105
Restricted Cash                                 98,750                   98,750
Accounts Receivable                  933,979                            933,979
Unbilled Revenue                   2,205,595                          2,205,595
Allowance for Bad Debts             (277,280)                          (277,280)
Other Current Assets                 555,023   319,914                  874,937
Deferred Tax Asset                   403,200                            403,200
                                  ---------- ---------- ------------ -----------
Total Current Assets               5,090,056  1,287,626    435,604    6,813,286
                                  ---------- ---------- ------------ -----------
PROPERTY AND EQUIPMENT
Property, Plant and Equipmet         613,870    382,876                996,746
Less:Accumulated Depreciation        (75,507)  (146,565)               (222,072)
                                  ---------- ---------- ------------ -----------
NET PROPERTY AND EQUIPMENT           538,363    236,311                 774,674
                                  ---------- ---------- ------------ -----------
OTHER ASSETS
Deferred Tax Asset                   867,711                            867,711
Intangible Assets                                        1,034,114    1,034,114
Goodwill                                                 6,307,619    6,307,619
Other Assets                         306,750    243,497          -      550,247
                                  ---------- ---------- ------------ -----------
TOTAL OTHER ASSETS                 1,174,461    243,497  7,341,733    8,759,691
                                  ---------- ---------- ------------ -----------
TOTAL ASSETS                       6,802,880  1,767,434  7,777,337   16,347,651
                                  ========== ========== ===========  ===========
CURRENT LIABILITIES
Current Portion of Long Term Debt          -               564,213      564,213
Notes Payable-Line of Credit               -                                  -
Accounts Payable                      29,472    111,568                 141,040
Accrued Income Taxes                 143,911                            143,911
Deferred Revenue                           -    278,865                 278,865
Accrued Liabilities                  812,292     66,022                 878,314
                                  ---------- ---------- ------------ -----------
TOTAL CURRENT LIABILITIES            985,675    456,455    564,213    2,006,343
                                  ---------- ---------- ------------ -----------
LONG TERM LIABILITIES
Long-Term Debt, Net
    of Current Portion                     -               587,200      587,200
Other Liabilities                          -      1,299                   1,299
                                  ---------- ---------- ------------ -----------
TOTAL LONG TERM LIABILITIES                -      1,299    587,200      588,499
                                  ---------- ---------- ------------ -----------
STOCKHOLDERS' EQUITY
Preferred Stock, $0.001 par value,
5,000,000 shares authorized; no
shares issued or outstanding               -                                  -

Common Stock, $0.001 par value,
100,000,000 shares authorized,
25,490,936 shares issued and
22,990,936 outstanding                25,490     1,000      3,085        29,575

Additional Paid In Capital         8,709,287         -  7,931,519    16,640,806
Retained Earnings                 (2,377,572 1,308,680 (1,308,680)   (2,377,572)
Treasury Stock                      (540,000)                         (540,000)
                                  ---------- ---------- ------------ -----------
TOTAL STOCKHOLDERS' EQUITY         5,817,205 1,309,680  6,625,924    13,752,809
                                  ---------- ---------- ------------ -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY               6,802,880 1,767,434  7,777,337    16,347,651
                                  ========== ========== =========== ============

PRO FORMA ADJUSTMENTS

These adjustments reflect all adjustments required to present these financial statements as if the transaction was completed on the balance sheet date of June 30, 2004.

                          CGI HOLDING CORPORATION, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                         Pro Forma      Total
                                    CGI      WebCapades Adjustments
                                 ---------- ----------- ------------ ----------

SALES                             8,399,436   3,264,717               1,664,153

COST OF GOODS SOLD                3,524,562     825,528               4,350,090
                                 ---------- ----------- ------------ ----------
GROSS PROFIT                      4,874,874   2,439,189               7,314,063

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES           2,776,853     915,072   A  91,483   3,783,408
                                 ---------- ----------- ------------ ----------
INCOME FROM OPERATIONS            2,098,021   1,524,117     (91,483)  3,530,655
                                 ---------- ----------- ------------ ----------
OTHER INCOME (EXPENSES)
    Impairment of Assets           (50,000)           -                (50,000)
    Other Income(Expense)          112,905       10,978                123,883
    Interest Income                    256            -                    256
    Interest Expense               (28,100)           -                (28,100)
                                 ---------- ----------- ------------ ----------
TOTAL OTHER INCOME (EXPENSE)        35,061       10,978                 46,039
                                 ---------- ----------- ------------ ----------
INCOME BEFORE INCOME TAX
PROVISION                        2,133,082    1,535,095     (91,483) 3,576,694

TOTAL INCOME TAX PROVISION         707,611            -   B 577,656   1,285,267
                                 ---------- ----------- ------------ ----------
NET INCOME FROM
CONTINUING  OPERATIONS           1,425,471    1,535,095    (669,139)  2,291,427
                                 ========== =========== ============ ==========

BASIC NET INCOME PER COMMON SHARE
FROM CONTINUING OPERATIONS                                                $0.09
                                                                    ===========
BASIC WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                            25,991,586
                                                                    ===========

FULLY DILUTED NET INCOME PER COMMON SHARE
FROM CONTINUING OPERATIONS                                               $0.07
                                                                    ===========
FULLY DILUTED WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                            31,613,678
                                                                    ===========
PRO FORMA ADJUSTMENTS

Note A - Intangible Asset Amortization

This adjustment reflects the amount of amortization that would have been recognized from the acquired intangible assets during the period reflected.

Note B - Income Tax Adjustment

This adjustment reflects the estimated combined income tax affect that would have been recognized using applicable state and federal tax rates in effect during the periods presented.

                          CGI HOLDING CORPORATION, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

                                                         Pro Forma      Total
                                    CGI      WebCapades Adjustments
                                 ---------- ----------- ------------ ----------

SALES                            7,095,101    4,296,951              11,392,052

COST OF GOODS SOLD               2,806,531      871,548               3,678,079
                                 ---------- ----------- ------------ ----------
GROSS PROFIT                     4,288,570    3,425,403               7,713,973

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES          3,405,109    1,659,506   A 227,965   5,292,580
                                 ---------- ----------- ------------ ----------
INCOME FROM OPERATIONS             883,461    1,765,897    (227,965)  2,421,393
                                 ---------- ----------- ------------ ----------
OTHER INCOME (EXPENSES)
    Impairment of Assets                 -            -                       -
    Other Income(Expense)           (8,125)      15,804                   7,679
    Interest Income                  6,254            -                   6,254
    Interest Expense               (94,354)           -                 (94,354)
                                 ---------- ----------- ------------ ----------
TOTAL OTHER INCOME (EXPENSE)       (96,225)      15,804                 (80,421)
                                 ---------- ----------- ------------ ----------
INCOME BEFORE INCOME TAX
PROVISION                          787,236    1,781,701    (227,965)  2,340,972

TOTAL INCOME TAX PROVISION        (275,166)           -   B 670,455     395,289
                                 ---------- ----------- ------------ ----------
NET INCOME FROM
CONTINUING  OPERATIONS           1,062,402    1,781,701    (898,420)  1,945,683

EXTRAORDINARY EVENT               (742,835)           -                (742,835)
                                 ---------- ----------- ------------ ----------
NET INCOME                         319,567    1,781,701    (898,420)  1,202,848
                                 ========== =========== ============ ==========

BASIC NET INCOME PER COMMON SHARE
FROM CONTINUING OPERATIONS                                               $0.086
                                                                     ==========
BASIC NET INCOME PER COMMON SHARE
FROM EXTRAORDINARY EVENT                                                ($0.033)
                                                                     ==========
BASIC NET INCOME PER COMMON SHARE                                        $0.053
                                                                     ==========
BASIC WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                            22,638,843
                                                                     ==========

FULLY DILUTED NET INCOME PER COMMON SHARE
FROM CONTINUING OPERATIONS                                               $0.073
                                                                     ==========
FULLY DILUTED NET INCOME PER COMMON SHARE
FROM EXTRAORDINARY EVENT                                                ($0.028)
                                                                     ==========
FULLY DILUTED NET INCOME PER COMMON SHARE                                $0.045
                                                                     ==========
FULLY DILUTED WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                            26,514,546
                                                                     ==========

PRO FORMA ADJUSTMENTS

Note A - Intangible Asset Amortization

This adjustment reflects the amount of amortization that would have been recognized from the acquired intangible assets during the period reflected.

Note B - Income Tax Adjustment

This adjustment reflects the estimated combined income tax affect that would have been recognized using applicable state and federal tax rates in effect during the periods presented.